UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported) November 6, 2003


                       BEAR ISLAND PAPER COMPANY, L.L.C.
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             (Exact name of registrant as specified in its charter)



  Virginia                         333-42201                    06-0980835
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(State or Other Jurisdiction     (Commission                  (IRS Employer
  of Incorporation)              File Number)               Identification No.)


10026 Old Ridge Road, Ashland, VA                               23005
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(Address of Principal Executive Offices)                      (Zip Code)


Registrant's telephone number, including area code  (804) 227-3394
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                                      None
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 7. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Registrant's Press Release, dated November 6, 2003.

Item 12. Results of Operations and Financial Condition.

On November 6, 2003, Bear Island Paper Company L.L.C. announced its financial position and results of operations as of and for the third quarter ended September 30, 2003. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BEAR ISLAND PAPER COMPANY, L.L.C.



Dated:  November 6, 2003
                                       By:   /s/ Peter M. Brant

                                       Name: Peter M. Brant
                                       Title: Chairman of the Board of Directors
                                              and Chief Executive Officer of
                                              the Company
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                                 EXHIBIT INDEX


Exhibit No.       Description
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 99.1             Registrant's Press Release dated November 6, 2003.